UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 2, 2008
Capital Corp of the West
(Exact name of registrant as specified in its charter)

California	0-27384	77-0147763
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

550 West Main Street
Merced, California	95340
(Address of principal executive offices)	(Zip Code)
(209) 725-2200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
     On May 8, 2008, the Company filed a Current Report on Form 8-K reporting that KPMG LLP had resigned as independent registered public accounting firm for the Company. That Current Report on Form 8-K stated that the Company had provided KPMG LLP with a copy of the disclosures contained in Item 4.01 thereof and requested that KPMG LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG LLP agrees with such statements. This amended Current Report on Form 8-K is being filed to include the letter from KPMG LLP in response to our request. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits:
     The exhibit list called for by this item is incorporated by reference to the Exhibit Index filed as part of this report.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Dated: May 8, 2008

CAPITAL CORP OF THE WEST
By:	/s/ David A. Heaberlin
David A. Heaberlin, Executive Vice President
and Chief Financial Officer (Duly Authorized Officer)

Exhibit Index

Exhibit
Number	Description

16.1	Letter from KPMG LLP dated May 8, 2008

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